                                                                   EXHIBIT 10.13

                             ACKNOWLEDGEMENT LETTER

THIS ACKNOWLEDGEMENT LETTER (this "LETTER") is entered into as of March 28, 2005 in the People's Republic of China ("CHINA" or "PRC") by and among the following
Parties:

(1) SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD., a company of limited liabilities incorporated under the laws of China, with its legal address at F, Room 1003, No.1027, Changning Road, Changning District, Shanghai ("ADCO");

(2) FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD., a wholly foreign invested company incorporated under the laws of China, with its legal address at E, Room 1003, No.1027, Changning Road, Changning District, Shanghai ("FOCUS MEDIA");

(3) FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD., a company of limited liabilities incorporated under the laws of China, with its legal address at Room A72, Floor 28, No.369, Jiangsu Road, Changning District, Shanghai ("TECHCO"); and

(4) LOCAL ADVERTISING SUBSIDIARIES listed in Appendix 1 hereof (the "ADCO SUBSIDIARIES").

(In this Letter, AdCo, Focus Media and AdCo Subsidiaries may hereinafter be individually or collectively referred to as the "TRANSFEROR(S)", while TechCo, as the "TRANSFEREE"; the Transferor(s) and Transferee shall hereinafter be referred to collectively as "PARTIES", and a "PARTY" individually.)

WHEREAS: The Transferee acquired the relevant equipment from the Transferors on October 30, 2004.

NOW, THEREFORE, in order to specify the rights and obligations of the Parties in respect of issue of the above equipment transfer, the Parties hereby acknowledge as follows:

1. The Parties hereby acknowledge that the Transferors transferred to the Transferee on October 30, 2004, and the Transferee acquired from the Transferors on October 30, 2004 (the "CLOSING DATE"), the equipment listed in Appendix 2 hereof (the "TRANSFERRED EQUIPMENT").

2. The Parties hereby acknowledge that, since the Closing Date, the ownership and related risks of the Transferred Equipment have all been transferred together to the Transferee, and the Transferee has since then acquired the sound, legal and immaculate ownership to the Transferred Equipment.

3.    According to the Evaluation Report (document Hu Xin Ping Bao Zi [2004] No.
      0046) issued by Shanghai Xin Da Asset Evaluation Co., Ltd. dated November 25, 2004, as of the date October 31, 2004, the book value of the Transferred Equipment (including fixed assets and inventory) is Renminbi fifty-seven million four hundred thousand eight hundred and ten point five seven (RMB57,400,810.57), and its evaluated value is Renminbi seventeen million eight hundred ninety one thousand five hundred and seventy two point zero four (RMB17,891,572.04). On the basis of the above

10.25

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      evaluation result, the Parties agree and acknowledge that the transfer price payable by the Transferee to the Transferors for the transfer of the Transferred Equipment shall be Renminbi seventeen million eight hundred ninety one thousand five hundred and seventy two point zero four (RMB17,891,572.04) (the "TRANSFER PRICE") in total.

4. The Transferors hereby acknowledge that they have already reviewed and understood the whole text of this Letter in all aspects, have been given the opportunity to seek professional legal opinion thereto, and have accepted the Transfer Price out of their own accord as the reasonable, full and appropriate consideration for the acquisition by the Transferee of the Transferred Equipment.

5. The Transferors hereby acknowledge that the Transferee has already performed its payment obligation in respect of the Transfer Price; in respect of the Transferred Equipment, the Transferee has no obligation whatsoever to further pay any amount to the Transferors for its entitlement to the sound, legal and immaculate ownership to the Transferred Equipment.

6. The Parties hereby acknowledge that they have already duly performed their respective obligations in respect of the transfer of the Transferred Equipment, and there is no default in existence.

7. This Acknowledge Letter is executed in eleven (11) original copies, with each Party holding one (1) copy hereof.

IN WITNESS HEREOF, this Acknowledgement Letter is executed by the Parties below at the date and the place set forth first above.

                   [the remainder of this page is left blank]

Acknowledgment Letter

EXECUTION PAGE

SHANGHAI FOCUS MEDIA ADVERTISEMENT CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

FOCUS MEDIA TECHNOLOGY (SHANGHAI) CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

SICHUAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

ZHEJIANG RUIHONG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHONGQING GEYANG FOCUS MEDIA CULTURE COMMUNICATIONS CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

CHANGSHA FOCUS MEDIA CENTURY ADVERTISING CO., LTD. (Corporate Seal)

Signed by: /s/ Du Kang
           --------------------------------------------------
Name: Du Kang
Position: Authorized Representative

QINGDAO FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Zhang Junyan
           --------------------------------------------------
Name: Zhang Junyan
Position: Authorized Representative

Acknowledgment Letter

DALIAN FOCUS MEDIA ADVERTISING AGENCY CO., LTD. (Corporate Seal)

Signed by: /s/ Xie Haobo
           --------------------------------------------------
Name: Xie Haobo
Position: Authorized Representative

YUNNAN FOCUS MEDIA CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

WUHAN GESHI FOCUS MEDIA ADVERTISING CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

TRANSFEREE:

FOCUS MEDIA DIGITAL INFORMATION TECHNOLOGY (SHANGHAI) CO., LTD. (Corporate Seal)

Signed by: /s/ Jason Nanchun Jiang
           --------------------------------------------------
Name: Jason Nanchun Jiang
Position: Authorized Representative

Acknowledgment Letter

                         APPENDIX 1 - ADCO SUBSIDIARIES

                        COMPANY NAME                                                    ADDRESS
--------------------------------------------------------------  ------------------------------------------------------
Sichuan Focus Media Advertising Agency Co., Ltd.                1-1-6-603, No. 151 Kehua Road (N), Wuhou District, Chengdu

Zhejiang Ruihong Focus Media Culture Communications Co., Ltd.   Room 909, Building C, Hualong Century Plaza, No. 18 Hangda Road

Chongqing Geyang Focus Media Culture Communications Co., Ltd.   Room 25-3, Building A, Shidai Garden, No. 3 Qingnian Road,
                                                                Yuzhong District, Chongqing

Changsha Focus Media Century Advertising Co., Ltd.              New Century City, No. 692 Furong Road (M), Changsha

Qingdao Focus Media Advertising Agency Co., Ltd.                Room 5, Floor 12, Building 1, No. 37 Donghai Road, Shinan District,
                                                                Qingdao

Dalian Focus Media Advertising Agency Co., Ltd.                 Room 1309, Hongfu Building, No. 45 Shanghai Road, Zhongshan
                                                                District, Dalian

Yunnan Focus Media Co., Ltd.                                    Floor 17, Dade Building, Jinbi Road, Kunming

Wuhan Geshi Focus Media Advertising Co., Ltd.                   Room 1602, Building AI, Apartment Building, Wuhan Plaza, No. 688
                                                                Jiafang Avenue, Wuhan


Acknowledgment Letter

                APPENDIX 2 - DETAILS OF THE TRANSFERRED EQUIPMENT

10.25

                                       6